Filed Pursuant to Rule 497(e)
Registration Statement No. 33-97598

                    SUPPLEMENT DATED JUNE 27, 2000
                                 TO
                             iSHARES, INC.
                              PROSPECTUS
                                 AND
                 STATEMENT OF ADDITIONAL INFORMATION
                        DATED DECEMBER 30, 1999
                       (AS REVISED MAY 22, 2000)

     The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus and the Statement of Additional Information of iShares, Inc., each dated December 30, 1999 (as revised May
22, 2000).

AMEX LISTING OF ISHARES MSCI TAIWAN INDEX FUND AND COMMENCEMENT
OF SALES TO THE PUBLIC

     The American Stock Exchange LLC has approved the listing of the iShares MSCI Taiwan Index Fund.

     Shares of the iShares MSCI Taiwan Index Fund began to be offered for sale to the public on June 23, 2000, and trade on the American Stock Exchange under the ticker symbol
"EWT".

THE ISHARES MSCI MALAYSIA (FREE) INDEX FUND HAS BEEN RE-OPENED

     Effective May 26, 2000, the iShares MSCI Malaysia
(Free) Index Fund commenced offers of Creation Units of its iShares for U.S. dollars.

     The Company continues to seek relief from the Malaysian authorities to permit it to effect sales and redemptions of Creation Units of the MSCI Malaysia (Free) Index Fund's iShares on an "in kind" basis. There can be no assurances that such relief will be obtained, or that the Company's decision to permit offers and redemptions of Creation Units of the MSCI Malaysia (Free) Index Fund's iShares for U.S. dollars will result in that Fund's iShares trading close to their net asset value.

SPECIAL MEETINGS OF SHAREHOLDERS OF THE ISHARES MSCI CANADA,
JAPAN AND UNITED KINGDOM INDEX FUNDS

     The shareholders of the MSCI Canada Index Fund approved a proposal on June 27, 2000 to change that fund from "diversified" to "non-diversified", effective immediately. As a consequence, the iShares MSCI Canada
Index Fund is now subject to the non-diversification risks described under "Principal Risk Factors" in the Prospectus.

     The Company has adjourned until June 30, 2000 the special meetings of shareholders of the iShares MSCI Japan and United Kingdom Index Funds. Shareholders of these Index Funds will be voting on proposals to change the funds from "diversified" to "non-diversified" funds. Details of the proposals are contained in the Company's proxy statement dated March 28, 2000. If the shareholders of either Index Fund approve its change to non-diversified status, that change will be effective immediately and the Index Fund will be subject to the non-diversification risks described under "Principal Risk Factors" in the Prospectus. If shareholders of either Index Fund do not approve the proposal, that Index Fund will continue as a diversified fund.